Exhibit 10.29

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

Addendum A

Effective November 1, 2008, this Addendum supersedes the Fuel Surcharge language in the Distribution Agreement between UNFI and Vitamin Cottage Natural Food Markets, Inc.

DBA Natural Grocers by Vitamin Cottage, June 1, 2008 to May 31, 2013

Revised Fuel Surcharge

The Price per Gallon for setting the Fuel Surcharge will be determined monthly using the U.S. weekly average from the U.S. Department of Energy’s Weekly Retail On-Highway Diesel Prices report (http://tonto.eia.doe.gov/oog/info/wohdp/diesel.asp).

The monthly Price per Gallon will be calculated as follows:  the U.S. weekly average price for the previous month, rounded to 2 decimal places using standard rounding (For example — January 2009 Fuel Surcharges will be based on December 2008 average weekly pricing).

One Fuel Surcharge per delivery will be applied to the customer invoice.  The Surcharge amount will be set according to the table below:

Price per Gallon		Surcharge per Delivery
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]
$	[***]	$	[***]

The Fuel Surcharge amount will be adjusted accordingly for the following month.

Note:  The SIDE LETTER part of the Agreement, Section 5 is no longer applicable.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

VITAMIN COTTAGE NATURAL FOOD MARKET’S, INC.

By:	/s/ Kemper Isely	Date:	02.26.2009
	Kemper Isely, Co-President

UNITED NATURAL FOODS, INC.

By:	/s/ [***]	Date:	2/27/09
	[***], [***]